Exhibit 99.2
February 10, 2010
FOURTH QUARTER 2009

Symetra Financial Corporation (SYA)
Financial Supplement
All financial information in this document is unaudited

Reach for great things:

Symetra Financial Corporation
Financial Supplement
Table of Contents
December 31, 2009

Symetra Financial Corporation
4Q 2009 Financial Supplement
Financial Highlights
(In millions, except per share and metric or percentage data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Net income (loss)	$32.1	$44.1	$47.0	$5.1	$(4.9)	$128.3	$22.1

Net income (loss) per common share [1]
Basic	$0.29	$0.40	$0.42	$0.05	$(0.05)	$1.15	$0.20
Diluted	$0.29	$0.40	$0.42	$0.05	$(0.05)	$1.15	$0.20

Weighted average common shares outstanding:
Basic	111.622	111.622	111.622	111.622	92.646	111.622	111.622
Diluted	111.634	111.624	111.622	111.622	92.646	111.626	111.622

Non-GAAP Financial Measures [2]
Adjusted operating income	$32.7	$37.7	$45.3	$32.2	$31.1	$147.9	$122.9

Adjusted operating income per common share [1]:
Basic	$0.29	$0.34	$0.40	$0.29	$0.28	$1.32	$1.10
Diluted	$0.29	$0.34	$0.40	$0.29	$0.28	$1.32	$1.10

Weighted average common shares outstanding:
Basic	111.622	111.622	111.622	111.622	111.622	111.622	111.622
Diluted	111.634	111.624	111.622	111.622	111.622	111.626	111.622

	As of:
Consolidated Balance Sheet Data	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2008
Total investments	$20,183.1	$20,035.2	$18,357.0	$17,084.8	$16,252.5
Total assets	22,437.5	22,226.0	21,113.4	19,948.7	19,229.6
Notes payable	448.9	448.9	448.8	448.8	448.8
Accumulated other comprehensive income (loss) (net of taxes) (AOCI)	(49.7)	29.8	(642.9)	(1,161.1)	(1,052.6)
Total stockholders’ equity	1,433.3	1,480.5	763.7	198.5	286.2
U.S. Statutory Financial Information:
Statutory capital and surplus	$1,415.4	$1,331.7	$1,289.5	$1,155.8	$1,179.0
Asset valuation reserve (AVR)	120.5	117.3	117.1	99.8	113.7

Statutory capital and surplus and AVR	$1,535.9	$1,449.0	$1,406.6	$1,255.6	$1,292.7

Book value per common share	$12.83	$13.25	$6.84	$1.78	$2.56
Debt to capital ratio	23.8%	23.3%	37.0%	69.3%	61.1%
Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$1,483.0	$1,450.7	$1,406.6	$1,359.6	$1,338.8
Adjusted book value per common share :
Adjusted book value per common share [3]	$15.99	$15.65	$15.18	$14.68	$14.45
Adjusted book value per common share, as converted [4]	$15.23	$14.94	$14.56	$14.13	$13.95

Debt to capital ratio, excluding AOCI [5]	23.2%	23.6%	24.2%	24.8%	25.1%

	For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2008
ROE	15.4%	13.9%	7.5%	3.7%	2.6%
Non-GAAP Financial Measure [2]
Operating ROAE [6]	10.5%	10.6%	10.7%	9.9%	9.2%

[1]	Basic net income (loss) and adjusted operating income per common share assumes that all participating securities including warrants have been outstanding since the beginning of the period using the two-class method. Quarterly average earnings per share amounts may not add to the full year amounts as holders of outstanding warrants do not participate in losses. Diluted net income (loss) and adjusted operating income per common share includes the dilutive impact of non-participating, unvested restricted stock awards, based on the application of the treasury stock method, weighted for the portion of the period they were outstanding.

[2]	Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure, in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, and operating ROAE have been reconciled to their nearest GAAP measures on pages 2, 15, and 14, respectively.

[3]	Adjusted book value per common share is calculated based on adjusted book value, divided by outstanding common shares.

[4]	Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants and is calculated based on adjusted book value plus the assumed proceeds from the warrants, divided by outstanding common shares, plus shares subject to outstanding warrants.

[5]	Debt to capital ratio is calculated as notes payable divided by the sum of notes payable and adjusted book value.

[6]	Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders’ equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation
4Q 2009 Financial Supplement
Consolidated Income Statement Data
(In millions, except per share data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Revenues:
Premiums and other considerations	$143.5	$142.1	$142.6	$145.5	$144.4	$573.6	$584.8
Net investment income	284.2	283.6	283.1	262.7	238.5	1,113.6	956.5
Other revenues	13.1	14.7	14.9	13.6	15.8	56.4	67.8
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(23.3)	(44.1)	(72.2)	(51.6)	(24.7)	(191.2)	(86.4)
Less: portion of losses recognized in other comprehensive income	10.5	26.7	43.7	23.8	—	104.7	—

Net impairment losses recognized in earnings	(12.8)	(17.4)	(28.5)	(27.8)	(24.7)	(86.5)	(86.4)
Other net realized investment gains (losses)	12.5	28.7	31.2	(15.2)	(30.0)	57.2	(71.6)

Total net realized investment gains (losses)	(0.3)	11.3	2.7	(43.0)	(54.7)	(29.3)	(158.0)

Total revenues	440.5	451.7	443.3	378.8	344.0	1,714.3	1,451.1

Benefits and expenses:
Policyholder benefits and claims	88.4	85.6	82.1	94.4	88.4	350.5	348.5
Interest credited	217.6	220.5	213.1	195.6	197.0	846.8	766.1
Other underwriting and operating expenses	66.0	61.7	62.0	63.0	63.9	252.7	265.8
Interest expense	8.0	7.9	8.0	7.9	7.9	31.8	31.9
Amortization of deferred policy acquisition costs	15.0	13.8	11.9	10.7	8.1	51.4	25.8

Total benefits and expenses	395.0	389.5	377.1	371.6	365.3	1,533.2	1,438.1

Income (loss) from operations before income taxes	45.5	62.2	66.2	7.2	(21.3)	181.1	13.0
Provision (benefit) for income taxes:
Current	10.9	(15.7)	9.6	1.9	(10.3)	6.7	23.8
Deferred	2.5	33.8	9.6	0.2	(6.1)	46.1	(32.9)

Total provision (benefit) for income taxes	13.4	18.1	19.2	2.1	(16.4)	52.8	(9.1)

Net income (loss)	$32.1	$44.1	$47.0	$5.1	$(4.9)	$128.3	$22.1

Net income (loss) per common share[1]:
Basic	$0.29	$0.40	$0.42	$0.05	$(0.05)	$1.15	$0.20
Diluted	$0.29	$0.40	$0.42	$0.05	$(0.05)	$1.15	$0.20

Weighted average number of common shares outstanding:
Basic	111.622	111.622	111.622	111.622	92.646	111.622	111.622
Diluted	111.634	111.624	111.622	111.622	92.646	111.626	111.622

Cash dividends declared per common share	$—	$—	$—	$—	$—	$—	$—

Non-GAAP Financial Measures:
Adjusted operating income	$32.7	$37.7	$45.3	$32.2	$31.1	$147.9	$122.9

Adjusted operating income per common share[1]:
Basic	$0.29	$0.34	$0.40	$0.29	$0.28	$1.32	$1.10
Diluted	$0.29	$0.34	$0.40	$0.29	$0.28	$1.32	$1.10

Weighted average number of common shares outstanding:
Basic	111.622	111.622	111.622	111.622	111.622	111.622	111.622
Diluted	111.634	111.624	111.622	111.622	111.622	111.626	111.622

Reconciliation to net income (loss):
Net income (loss)	$32.1	$44.1	$47.0	$5.1	$(4.9)	$128.3	$22.1
Less: Net realized investment gains (losses) (net of taxes)	(0.2)	7.3	1.8	(28.0)	(35.5)	(19.1)	(102.7)
Add: Net realized and unrealized investment gains (losses) on FIA options (net of taxes)	0.4	0.9	0.1	(0.9)	0.5	0.5	(1.9)

Adjusted operating income	$32.7	$37.7	$45.3	$32.2	$31.1	$147.9	$122.9

[1]	Net income (loss) and adjusted operating income per common share (basic and diluted) assumes that all participating securities, including warrants, have been outstanding since the beginning of the period, using the two-class method. Quarterly average earnings per share amounts may not add to the full year amounts as holders of outstanding warrants do not participate in losses. Diluted net income (loss) and adjusted operating income per common share include the dilutive impact of non-participating, unvested restricted stock awards, based on the application of the treasury stock method, weighted for the portion of the period they were outstanding.

Symetra Financial Corporation
4Q 2009 Financial Supplement
Consolidated Balance Sheet Data
(In millions)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2008
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$18,594.3	$18,542.3	$16,933.9	$15,726.6	$14,887.6
Marketable equity securities, at fair value	36.7	35.4	33.6	22.7	38.1
Trading securities:
Marketable equity securities, at fair value	154.1	140.6	116.1	96.7	106.3
Mortgage loans, net	1,201.7	1,095.2	1,038.2	1,010.4	988.7
Policy loans	73.9	73.9	74.1	74.9	75.2
Short-term investments	2.1	2.5	2.6	6.6	9.4
Investments in limited partnerships	110.2	133.4	151.4	139.8	138.3
Other invested assets	10.1	11.9	7.1	7.1	8.9

Total investments	20,183.1	20,035.2	18,357.0	17,084.8	16,252.5

Cash and cash equivalents	257.8	241.7	435.0	320.6	468.0
Accrued investment income	237.2	243.0	230.4	224.0	206.3
Accounts receivable and other receivables	70.1	66.1	72.9	53.2	61.7
Reinsurance recoverables	276.6	269.9	266.4	262.3	264.2
Deferred policy acquisition costs	250.4	240.8	307.4	301.9	247.5
Goodwill	26.3	25.8	25.3	24.8	24.3
Current income tax recoverable	20.2	25.1	2.4	18.9	21.1
Deferred income tax assets, net	191.2	150.9	546.8	835.5	785.8
Property, equipment and leasehold improvements, net	14.9	16.2	17.2	17.9	18.9
Other assets	69.6	61.3	72.5	65.1	57.4
Securities lending collateral	—	31.4	44.4	93.6	105.7
Separate account assets	840.1	818.6	735.7	646.1	716.2

Total assets	$22,437.5	$22,226.0	$21,113.4	$19,948.7	$19,229.6

Liabilities and stockholders’ equity
Funds held under deposit contracts	$18,816.7	$18,586.1	$18,139.8	$17,671.0	$16,810.4
Future policy benefits	394.9	394.7	394.3	392.0	392.1
Policy and contract claims	125.6	134.6	132.3	124.5	133.1
Unearned premiums	12.1	13.0	12.8	12.9	11.9
Other policyholders’ funds	113.8	90.8	138.6	154.7	117.3
Notes payable	448.9	448.9	448.8	448.8	448.8
Other liabilities	252.1	227.4	303.0	206.6	207.9
Securities lending payable	—	31.4	44.4	93.6	105.7
Separate account liabilities	840.1	818.6	735.7	646.1	716.2

Total liabilities	21,004.2	20,745.5	20,349.7	19,750.2	18,943.4

Preferred stock	—	—	—	—	—
Common stock	0.9	0.9	0.9	0.9	0.9
Additional paid-in-capital	1,165.7	1,165.5	1,165.5	1,165.5	1,165.5
Retained earnings	316.4	284.3	240.2	193.2	172.4
Accumulated other comprehensive income (loss), net of taxes	(49.7)	29.8	(642.9)	(1,161.1)	(1,052.6)

Total stockholders’ equity	1,433.3	1,480.5	763.7	198.5	286.2

Total liabilities and stockholders’ equity	$22,437.5	$22,226.0	$21,113.4	$19,948.7	$19,229.6

Symetra Financial Corporation
4Q 2009 Financial Supplement
Segment Income Statement Data
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Operating revenues:
Group:
Total revenues	$113.9	$113.7	$115.3	$118.2	$120.1	$461.1	$486.5
Less: Net realized investment losses	(0.9)	(1.5)	(1.3)	(0.1)	—	(3.8)	(0.1)

Operating revenues	$114.8	$115.2	$116.6	$118.3	$120.1	$464.9	$486.6

Retirement Services:
Total revenues	$107.6	$109.0	$94.4	$73.3	$73.2	$384.3	$260.6
Less: Net realized investment gains (losses)	(3.0)	0.9	(4.9)	(13.5)	(3.8)	(20.5)	(20.8)
Add: Net realized and unrealized investment gains (losses) on FIA options	0.6	1.4	0.2	(1.4)	0.7	0.8	(2.9)

Operating revenues	$111.2	$109.5	$99.5	$85.4	$77.7	$405.6	$278.5

Income Annuities:
Total revenues	$116.8	$123.7	$120.0	$82.5	$61.2	$443.0	$324.7
Less: Net realized investment gains (losses)	12.4	18.9	12.8	(24.0)	(45.6)	20.1	(99.6)

Operating revenues	$104.4	$104.8	$107.2	$106.5	$106.8	$422.9	$424.3

Individual:
Total revenues	$99.7	$102.0	$105.7	$98.3	$97.6	$405.7	$388.7
Less: Net realized investment gains (losses)	(6.2)	(3.5)	0.4	(4.8)	(3.6)	(14.1)	(16.8)

Operating revenues	$105.9	$105.5	$105.3	$103.1	$101.2	$419.8	$405.5

Other:
Total revenues	$2.5	$3.3	$7.9	$6.5	$(8.1)	$20.2	$(9.4)
Less: Net realized investment losses	(2.6)	(3.5)	(4.3)	(0.6)	(1.7)	(11.0)	(20.7)

Operating revenues	$5.1	$6.8	$12.2	$7.1	$(6.4)	$31.2	$11.3

Segment pre-tax adjusted operating income (loss):
Group	$10.7	$16.0	$17.2	$11.5	$15.2	$55.4	$66.9
Retirement Services	17.3	16.2	16.1	9.0	9.2	58.6	36.6
Income Annuities	9.4	8.3	10.3	14.4	8.5	42.4	36.5
Individual	14.7	15.9	18.5	17.2	16.7	66.3	59.7
Other	(5.7)	(4.1)	1.6	(3.3)	(15.5)	(11.5)	(31.6)

Total	$46.4	$52.3	$63.7	$48.8	$34.1	$211.2	$168.1

Symetra Financial Corporation
4Q 2009 Financial Supplement
Group Segment
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Revenues:
Premiums and other considerations	$108.1	$106.5	$107.9	$109.7	$111.0	$432.2	$449.8
Net investment income	4.5	4.5	4.3	4.5	4.4	17.8	17.8
Other revenues	2.2	4.2	4.4	4.1	4.7	14.9	19.0
Net realized investment losses:
Total other-than-temporary impairment losses on securities	(2.7)	(3.4)	(4.6)	(0.5)	—	(11.2)	(0.1)
Less portion of losses recognized in other comprehensive income	1.8	2.7	3.2	0.4	—	8.1	—

Net impairment losses recognized in earnings	(0.9)	(0.7)	(1.4)	(0.1)	—	(3.1)	(0.1)
Other net realized investment gains (losses)	—	(0.8)	0.1	—	—	(0.7)	—

Net realized investment losses	(0.9)	(1.5)	(1.3)	(0.1)	—	(3.8)	(0.1)

Total revenues	113.9	113.7	115.3	118.2	120.1	461.1	486.5

Benefits and expenses:
Policyholder benefits and claims	75.5	71.7	71.3	76.9	73.9	295.4	295.9
Other underwriting and operating expenses	26.5	25.6	26.2	27.9	29.0	106.2	115.7
Amortization of deferred policy acquisition costs	2.1	1.9	1.9	2.0	2.0	7.9	8.1

Total benefits and expenses	104.1	99.2	99.4	106.8	104.9	409.5	419.7

Segment pre-tax income	9.8	14.5	15.9	11.4	15.2	51.6	66.8
Less: Net realized investment losses	(0.9)	(1.5)	(1.3)	(0.1)	—	(3.8)	(0.1)

Segment pre-tax adjusted operating income	$10.7	$16.0	$17.2	$11.5	$15.2	$55.4	$66.9

Operating Metrics:
Group loss ratio [1]	69.9%	67.3%	66.1%	70.1%	66.6%	68.3%	65.8%
Expense ratio [2]	25.6%	23.9%	23.9%	24.6%	24.9%	24.5%	24.8%

Combined ratio [3]	95.5%	91.2%	90.0%	94.7%	91.5%	92.8%	90.6%

Medical stop-loss — loss ratio [4]	71.3%	68.7%	67.7%	71.6%	71.4%	69.8%	67.9%
Total sales [5]	$13.4	$27.1	$14.0	$36.8	$9.0	$91.3	$112.6

Premiums:
Medical stop-loss	$97.9	$96.3	$97.7	$99.5	$100.3	$391.4	$406.8
Limited medical benefits	7.7	7.7	7.6	7.5	8.1	30.5	33.1
Other	2.5	2.5	2.6	2.7	2.6	10.3	9.9

Total premiums earned	$108.1	$106.5	$107.9	$109.7	$111.0	$432.2	$449.8

[1]	Group loss ratio represents policyholder benefits and claims divided by premiums earned.

[2]	Expense ratio is equal to other underwriting and operating expenses of our insurance operations and amortization of DAC divided by premiums earned.

[3]	Combined ratio is equal to the sum of the loss ratio and the expense ratio.

[4]	Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims divided by medical stop-loss premiums earned.

[5]	Total sales represents annualized first-year premiums.

Symetra Financial Corporation
4Q 2009 Financial Supplement
Retirement Services Segment
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Revenues:
Premiums and other considerations	$—	$—	$—	$—	$—	$—	$0.1
Net investment income	106.2	103.5	95.3	83.0	72.7	388.0	261.1
Other revenues	4.4	4.6	4.0	3.8	4.3	16.8	20.2
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(3.8)	(6.3)	(25.4)	(21.4)	(7.8)	(56.9)	(20.7)
Less portion of losses recognized in other comprehensive income	—	1.9	14.0	7.5	—	23.4	—

Net impairment losses recognized in earnings	(3.8)	(4.4)	(11.4)	(13.9)	(7.8)	(33.5)	(20.7)
Other net realized investment gains (losses)	0.8	5.3	6.5	0.4	4.0	13.0	(0.1)

Net realized investment gains (losses)	(3.0)	0.9	(4.9)	(13.5)	(3.8)	(20.5)	(20.8)

Total revenues	107.6	109.0	94.4	73.3	73.2	384.3	260.6

Benefits and expenses:
Policyholder benefits and claims	—	(1.3)	(0.4)	(0.5)	(0.1)	(2.2)	(6.8)
Interest credited	69.7	70.5	61.1	55.6	49.2	256.9	176.4
Other underwriting and operating expenses	14.6	13.6	14.2	13.5	12.9	55.9	57.4
Amortization of deferred policy acquisition costs	9.6	10.5	8.5	7.8	6.5	36.4	14.9

Total benefits and expenses	93.9	93.3	83.4	76.4	68.5	347.0	241.9

Segment pre-tax income	13.7	15.7	11.0	(3.1)	4.7	37.3	18.7
Less: Net realized investment losses	(3.0)	0.9	(4.9)	(13.5)	(3.8)	(20.5)	(20.8)
Add: Net realized and unrealized investment gains (losses) on FIA options	0.6	1.4	0.2	(1.4)	0.7	0.8	(2.9)

Segment pre-tax adjusted operating income	$17.3	$16.2	$16.1	$9.0	$9.2	$58.6	$36.6

Operating Metrics:
Account Values — Fixed annuities	$7,655.7	$7,464.1	$7,025.6	$6,588.5	$5,724.9	$7,655.7	$5,724.9
Account Values — Variable annuities	755.7	736.9	664.1	583.1	645.7	755.7	645.7
Interest spread on average account values[1]	1.83%	1.90%	1.82%	1.63%	1.57%	1.81%	1.67%
Total sales[2]	$261.9	$486.9	$568.5	$911.1	$624.1	$2,228.4	$1,766.5

[1]	Interest spread is the difference between net investment yield earned and the credited interest rate to policyholders. The investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited interest rate is the approximate rate credited on policyholder fixed account values within the segment. Interest credited is subject to contractual terms, including minimum guarantees. Interest spread tends to move gradually over time to reflect market interest rate movements and may reflect actions by management to respond to competitive pressures and profit targets.

[2]	Total sales represent deposits for new policies.

Symetra Financial Corporation
4Q 2009 Financial Supplement
Income Annuities Segment
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Revenues:
Net investment income	$104.3	$104.7	$107.1	$106.3	$106.5	$422.4	$423.4
Other revenues	0.1	0.1	0.1	0.2	0.3	0.5	0.9
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(9.8)	(24.4)	(32.1)	(20.1)	(12.8)	(86.4)	(35.4)
Less portion of losses recognized in other comprehensive income	8.3	14.9	22.6	12.0	—	57.8	—

Net impairment losses recognized in earnings	(1.5)	(9.5)	(9.5)	(8.1)	(12.8)	(28.6)	(35.4)
Other net realized investment gains (losses)	13.9	28.4	22.3	(15.9)	(32.8)	48.7	(64.2)

Net realized investment gains (losses)	12.4	18.9	12.8	(24.0)	(45.6)	20.1	(99.6)

Total revenues	116.8	123.7	120.0	82.5	61.2	443.0	324.7

Benefits and expenses:
Interest credited	89.2	90.7	91.3	86.7	92.1	357.9	364.5
Other underwriting and operating expenses	5.4	5.4	5.2	5.0	5.8	21.0	21.9
Amortization of deferred policy acquisition costs	0.4	0.4	0.4	0.4	0.4	1.6	1.4

Total benefits and expenses	95.0	96.5	96.9	92.1	98.3	380.5	387.8

Segment pre-tax income (loss)	21.8	27.2	23.1	(9.6)	(37.1)	62.5	(63.1)
Less: Net realized investment gains (losses)	12.4	18.9	12.8	(24.0)	(45.6)	20.1	(99.6)

Segment pre-tax adjusted operating income	$9.4	$8.3	$10.3	$14.4	$8.5	$42.4	$36.5

Operating Metrics:
Reserves [1]	$6,726.3	$6,722.7	$6,722.6	$6,742.7	$6,761.2	$6,726.3	$6,761.2
Interest spread on reserves [2]	0.43%	0.48%	0.62%	0.59%	0.61%	0.53%	0.59%
Mortality gains (losses) [3]	$1.3	$—	$(0.5)	$4.3	$(1.4)	$5.1	$2.1
Total sales [4]	83.8	70.7	56.9	40.4	34.5	251.8	140.8

[1]	Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.

[2]	Interest spread is the difference between net investment yield earned and the credited interest rate on policyholder reserves. The investment yield is the approximate yield on invested assets, excluding equities, in the general account attributed to the segment. The credited interest rate is the approximate rate credited on policyholder reserves within the segment and excludes the gains and losses from funding services and mortality.

[3]	Mortality gains (losses) represents the difference between actual and expected reserves released on death of a life contingent annuity.

[4]	Total sales represent deposits for new policies.

Symetra Financial Corporation
4Q 2009 Financial Supplement
Individual Segment
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Revenues:
Premiums and other considerations	$35.4	$35.5	$34.7	$35.8	$33.4	$141.4	$134.9
Net investment income	67.2	66.9	67.0	64.1	64.0	265.2	254.6
Other revenues	3.3	3.1	3.6	3.2	3.8	13.2	16.0
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(6.6)	(3.9)	(5.6)	(8.2)	(3.1)	(24.3)	(15.9)
Less portion of losses recognized in other comprehensive income	1.5	2.5	3.5	3.1	—	10.6	—

Net impairment losses recognized in earnings	(5.1)	(1.4)	(2.1)	(5.1)	(3.1)	(13.7)	(15.9)
Other net realized investment gains (losses)	(1.1)	(2.1)	2.5	0.3	(0.5)	(0.4)	(0.9)

Net realized investment gains (losses)	(6.2)	(3.5)	0.4	(4.8)	(3.6)	(14.1)	(16.8)

Total revenues	99.7	102.0	105.7	98.3	97.6	405.7	388.7

Benefits and expenses:
Policyholder benefits and claims	12.9	15.2	11.2	18.0	14.6	57.3	59.4
Interest credited	59.6	60.0	61.8	53.9	56.4	235.3	227.7
Other underwriting and operating expenses	15.8	13.4	12.7	13.5	14.3	55.4	57.3
Amortization of deferred policy acquisition costs	2.9	1.0	1.1	0.5	(0.8)	5.5	1.4

Total benefits and expenses	91.2	89.6	86.8	85.9	84.5	353.5	345.8

Segment pre-tax income	8.5	12.4	18.9	12.4	13.1	52.2	42.9
Less: Net realized investment gains (losses)	(6.2)	(3.5)	0.4	(4.8)	(3.6)	(14.1)	(16.8)

Segment pre-tax adjusted operating income	$14.7	$15.9	$18.5	$17.2	$16.7	$66.3	$59.7

Operating Metrics:
Insurance in force (direct)[1]	$50,030.3	$50,215.6	$50,475.8	$50,884.8	$51,313.5	$50,030.3	$51,313.5
Mortality ratio[2]	67.5%	72.7%	79.0%	82.3%	68.9%	75.3%	79.2%
BOLI account value[3]	$3,789.1	$3,754.9	$3,741.2	$3,759.8	$3,700.4	$3,789.1	$3,700.4
UL account value[3]	583.8	584.8	580.0	579.3	580.3	583.8	580.3
PGAAP reserve balance[4]	36.7	38.9	42.2	46.4	49.2	36.7	49.2
BOLI ROA[5]	0.65%	1.09%	1.24%	1.34%	0.93%	1.08%	1.13%
UL interest spread[6]	1.11%	1.27%	1.26%	1.20%	1.06%	1.20%	1.14%
Total sales, excluding BOLI[7]	$2.7	$2.9	$2.4	$2.5	$2.4	$10.5	$7.2
BOLI sales[8]	—	—	—	2.5	—	2.5	2.9

[1]	Insurance in force represents dollar face amounts of policies.

[2]	Mortality ratio represents actual mortality experience as a percentage of an industry mortality benchmark. This benchmark is an expected level of claims that is derived by applying our current in force business to the Society of Actuaries 1990-95 Basic Select and Ultimate Mortality Table.

[3]	BOLI account value and UL account value represent our liability to our policyholders.

[4]	Purchase accounting reserve, or PGAAP reserve, represents impact of purchase accounting on policyholder liabilities. This PGAAP reserve is amortized as a reduction to policyholder benefits according to the pattern of profitability of the book of business of policies in force at the purchase accounting date, August 2, 2004.

[5]	The BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.

[6]	UL interest spread is the difference between the investment yield earned and the credited interest rate to policyholders. The investment yield is the approximate yield on invested assets in the general account attributed to the UL policies. The credited interest rate is the approximate rate credited on UL policyholder fixed account values. Interest credited to UL policyholders’ account values is subject to contractual terms, including minimum guarantees. Interest credited tends to move gradually over time to reflect market interest rate movements and may reflect actions by management to respond to competitive pressures and profit targets. The 2009 fourth quarter and year-to-date credited rate to policyholders has been adjusted to exclude a reserve adjustment related to a system conversion. Without this adjustment the fourth quarter and year-to-date UL interest spread would be 4.83 and 2.13, respectively.

[7]	Total sales, excluding BOLI represent annualized first year premiums, and deposits for new policies excluding BOLI sales.

[8]	BOLI sales represent 10% of new BOLI total deposits.

Symetra Financial Corporation
4Q 2009 Financial Supplement
Other Segment
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Revenues:
Net investment income (loss)	$2.0	$4.0	$9.4	$4.8	$(9.1)	$20.2	$(0.4)
Other revenues	3.1	2.8	2.8	2.3	2.7	11.0	11.7
Net realized investment losses:
Total other-than-temporary impairment losses on securities	(0.4)	(6.1)	(4.5)	(1.4)	(1.0)	(12.4)	(14.3)
Less portion of losses recognized in other comprehensive income	(1.1)	4.7	0.4	0.8	—	4.8	—

Net impairment losses recognized in earnings	(1.5)	(1.4)	(4.1)	(0.6)	(1.0)	(7.6)	(14.3)
Other net realized investment losses	(1.1)	(2.1)	(0.2)	—	(0.7)	(3.4)	(6.4)

Net realized investment losses	(2.6)	(3.5)	(4.3)	(0.6)	(1.7)	(11.0)	(20.7)

Total revenues	2.5	3.3	7.9	6.5	(8.1)	20.2	(9.4)

Benefits and expenses:
Interest credited	(0.9)	(0.7)	(1.1)	(0.6)	(0.7)	(3.3)	(2.5)
Other underwriting and operating expenses	3.7	3.7	3.7	3.1	1.9	14.2	13.5
Interest expense	8.0	7.9	8.0	7.9	7.9	31.8	31.9

Total benefits and expenses	10.8	10.9	10.6	10.4	9.1	42.7	42.9

Segment pre-tax loss	(8.3)	(7.6)	(2.7)	(3.9)	(17.2)	(22.5)	(52.3)
Less: Net realized investment losses	(2.6)	(3.5)	(4.3)	(0.6)	(1.7)	(11.0)	(20.7)

Segment pre-tax adjusted operating income (loss)	$(5.7)	$(4.1)	$1.6	$(3.3)	$(15.5)	$(11.5)	$(31.6)

Symetra Financial Corporation
4Q 2009 Financial Supplement
Account Value and Reserve Roll Forwards
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Retirement Services:
Fixed Account Values
Account value, beginning of period	$7,464.1	$7,025.6	$6,588.5	$5,724.9	$5,202.9	$5,724.9	$4,445.4
Deposits	307.8	514.1	597.6	936.0	638.8	2,355.5	1,787.1
Interest credited	78.3	78.7	69.5	61.8	54.5	288.3	191.0
Withdrawals and transfers	(191.3)	(148.8)	(158.0)	(166.9)	(206.7)	(665.0)	(750.0)
Other	(3.2)	(5.5)	(72.0)	32.7	35.4	(48.0)	51.4

Account value, end of period	$7,655.7	$7,464.1	$7,025.6	$6,588.5	$5,724.9	$7,655.7	$5,724.9

Income Annuities:
Reserves
Reserves, beginning of period	$6,722.7	$6,722.6	$6,742.7	$6,761.2	$6,796.3	$6,761.2	$6,895.4
Deposits	80.5	66.9	56.0	38.8	33.1	242.2	136.6
Interest credited	96.8	96.9	96.9	97.1	97.5	387.7	391.6
Benefit payments	(170.3)	(174.0)	(167.1)	(148.5)	(166.2)	(659.9)	(643.9)
Other	(3.4)	10.3	(5.9)	(5.9)	0.5	(4.9)	(18.5)

Reserves, end of period	$6,726.3	$6,722.7	$6,722.6	$6,742.7	$6,761.2	$6,726.3	$6,761.2

Individual:
BOLI Account Values
Account value, beginning of period	$3,754.9	$3,741.2	$3,759.8	$3,700.4	$3,663.9	$3,700.4	$3,527.2
Deposits	—	—	—	25.0	—	25.0	28.9
Interest credited	50.7	52.5	55.2	49.7	50.8	208.1	202.8
Surrenders	—	(24.9)	(59.0)	—	(12.0)	(83.9)	(47.4)
Administrative charges and other	(16.5)	(13.9)	(14.8)	(15.3)	(2.3)	(60.5)	(11.1)

Account value, end of period	$3,789.1	$3,754.9	$3,741.2	$3,759.8	$3,700.4	$3,789.1	$3,700.4

UL Account Values
Account value, beginning of period	$584.8	$580.0	$579.3	$580.3	$578.0	$580.3	$573.6
Deposits	18.9	19.4	15.2	15.5	16.4	69.0	63.1
Interest credited	1.1	6.5	6.5	6.5	6.6	20.6	25.2
Surrenders	(7.0)	(7.2)	(6.7)	(9.3)	(12.7)	(30.2)	(50.6)
Administrative charges and other	(14.0)	(13.9)	(14.3)	(13.7)	(8.0)	(55.9)	(31.0)

Account value, end of period	$583.8	$584.8	$580.0	$579.3	$580.3	$583.8	$580.3

Symetra Financial Corporation
4Q 2009 Financial Supplement
Overview of Liabilities and Associated Unrealized Gain (Loss)
(In millions)

	Policyholder		Unrealized
	Liability	% of Total	gain (loss)[6]
Illiquid Liabilities
Structured settlements & other SPIAs [1]	$6,704.2		$(221.6)
Deferred annuities with 5 year payout provision or MVA[2]	381.0		12.0
Traditional insurance (net of reinsurance)[3]	184.9		0.4
Group health & life[3]	66.8		—

Total illiquid liabilities	7,336.9	38.5%	(209.2)

Somewhat Liquid Liabilities
Bank-owned life insurance (BOLI)[4]	3,864.1		16.5
Deferred annuities with surrender charges > 5%	4,788.2		150.3
Universal life with surrender charges > 5%	151.8		(0.4)

Total somewhat liquid liabilities	8,804.1	46.3%	166.4

Fully Liquid Liabilities
Deferred annuities with surrender charges of:
3-5%	412.4		12.9
0-3%	87.6		2.7
No surrender charges[5]	1,955.7		61.4
Universal life and whole life with surrender charges < 5%	437.9		(1.0)

Total fully liquid liabilities	2,893.6	15.2%	76.0

Assets supporting surplus portfolio			(13.2)

Total book value of liabilities from above	$19,034.6	100.0%	$20.0

Reconciliation of unrealized gain (loss) to AOCI:
Adjustment for deferred policy acquisition costs and deferred sales inducements valuation allowance, net of tax			(60.9)
Tax on unrealized gains and losses on available for sale securities			(7.0)
Other			(1.8)

AOCI			$(49.7)

[1]	These contracts cannot be surrendered. The benefits are specified in the contracts as fixed amounts to be paid over the next several decades.

[2]	In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.

[3]	The surrender value on these contracts is generally zero.

[4]	The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business may not qualify for this tax-free treatment due to the employment status of the original covered employees.

[5]	Approximately half of this business has been with the Company for over a decade, contains lifetime minimum interest guarantees of 4.0% to 4.5% and has been free of surrender charges for many years. This business has experienced high persistency given the high lifetime guarantees that have not been available in the market on new issues for many years.

[6]	Represents the pre-tax unrealized gain (loss) of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation
4Q 2009 Financial Supplement
Investments Summary
(In millions)

	Dec. 31,		Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,
	2009	%	2009	%	2009	%	2009	%	2008	%

Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$18,594.3	92.0%	$18,542.3	92.5%	$16,933.9	92.3%	$15,726.6	92.1%	$14,887.6	91.6%
Marketable equity securities, at fair value	36.7	0.2%	35.4	0.2%	33.6	0.2%	22.7	0.1%	38.1	0.2%
Trading securities:
Marketable equity securities, at fair value	154.1	0.8%	140.6	0.7%	116.1	0.6%	96.7	0.6%	106.3	0.6%
Mortgage loans, net	1,201.7	6.0%	1,095.2	5.5%	1,038.2	5.7%	1,010.4	5.9%	988.7	6.1%
Policy loans	73.9	0.4%	73.9	0.4%	74.1	0.4%	74.9	0.5%	75.2	0.4%
Short-term investments	2.1	0.0%	2.5	0.0%	2.6	0.0%	6.6	0.0%	9.4	0.1%
Investment in limited partnerships	110.2	0.5%	133.4	0.6%	151.4	0.8%	139.8	0.8%	138.3	0.9%
Other invested assets	10.1	0.1%	11.9	0.1%	7.1	0.0%	7.1	0.0%	8.9	0.1%

Total investments	$20,183.1	100.0%	$20,035.2	100.0%	$18,357.0	100.0%	$17,084.8	100.0%	$16,252.5	100.0%

Fixed Maturities Securities by Credit Quality[1]:
1: AAA, AA, A	$11,031.3	59.3%	$10,817.9	58.4%	$9,998.9	59.0%	$9,244.8	58.8%	$8,566.3	57.5%
2: BBB	6,530.9	35.1%	6,454.5	34.8%	5,788.8	34.2%	5,580.5	35.5%	5,553.8	37.3%

Total investment grade	17,562.2	94.4%	17,272.4	93.2%	15,787.7	93.2%	14,825.3	94.3%	14,120.1	94.8%

3: BB	641.3	3.5%	709.6	3.8%	673.6	4.0%	542.0	3.4%	475.6	3.2%
4: B	219.2	1.2%	292.8	1.6%	314.9	1.9%	265.5	1.7%	216.1	1.5%
5: CCC & lower	113.5	0.6%	206.8	1.1%	123.3	0.7%	68.1	0.4%	73.1	0.5%
6: In or near default	58.1	0.3%	60.7	0.3%	34.4	0.2%	25.7	0.2%	2.7	0.0%

Total below investment grade	1,032.1	5.6%	1,269.9	6.8%	1,146.2	6.8%	901.3	5.7%	767.5	5.2%

Total fixed maturities	$18,594.3	100.0%	$18,542.3	100.0%	$16,933.9	100.0%	$15,726.6	100.0%	$14,887.6	100.0%

Fixed Maturities by Issuer Type:
U.S. government and agencies	$43.9	0.2%	$45.7	0.2%	$153.9	0.9%	$153.1	1.0%	$156.8	1.1%
State and political subdivisions	483.0	2.6%	484.9	2.6%	449.2	2.6%	439.9	2.8%	424.9	2.9%
Foreign governments	27.4	0.2%	28.2	0.2%	28.7	0.2%	31.8	0.2%	34.6	0.2%
Corporate securities	12,548.6	67.5%	12,414.0	66.9%	11,216.4	66.2%	10,007.1	63.6%	9,306.5	62.4%
Residential mortgage-backed securities	3,536.4	19.0%	3,536.6	19.1%	3,162.4	18.7%	3,221.4	20.5%	3,126.3	21.0%
Commercial mortgage-baced securities	1,789.4	9.6%	1,873.4	10.1%	1,790.2	10.6%	1,744.1	11.1%	1,675.0	11.3%
Other debt obligations	165.6	0.9%	159.5	0.9%	133.1	0.8%	129.2	0.8%	163.5	1.1%

Total fixed maturities	$18,594.3	100.0%	$18,542.3	100.0%	$16,933.9	100.0%	$15,726.6	100.0%	$14,887.6	100.0%

Effective Duration	5.4		5.6		5.5		5.4		5.6

Average Investment Yield	5.6%		5.6%		5.6%		5.5%		5.4%

[1]	Credit quality is by NAIC (National Association of Insurance Commissioners) designation and S&P equivalent credit ratings.

Symetra Financial Corporation
4Q 2009 Financial Supplement
Sales by Segment and Product
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
Group
Medical stop-loss	$10.2	$24.3	$10.0	$33.2	$6.6	$77.7	$104.2
Limited medical benefits	2.0	2.4	3.3	2.8	1.5	10.5	5.8
Group Life & Disability	1.2	0.4	0.7	0.8	0.9	3.1	2.6

Total	$13.4	$27.1	$14.0	$36.8	$9.0	$91.3	$112.6

Retirement Services
Fixed Annuities	$249.9	$470.2	$547.8	$884.1	$593.1	$2,152.0	$1,621.4
Individual Variable Annuities	6.7	5.0	5.5	3.0	5.4	20.2	29.6
Retirement Plans[1]	5.3	11.7	15.2	24.0	25.6	56.2	115.5

Total	$261.9	$486.9	$568.5	$911.1	$624.1	$2,228.4	$1,766.5

Income Annuities
SPIA	$62.1	$50.1	$46.1	$31.2	$34.0	$189.5	$125.6
Structured Settlements	21.7	20.6	10.8	9.2	0.5	62.3	15.2

Total	$83.8	$70.7	$56.9	$40.4	$34.5	$251.8	$140.8

Individual
Term Life Insurance	$1.5	$1.6	$1.3	$0.7	$0.8	$5.1	$3.2
Permanent Life Insurance	1.2	1.3	1.1	1.8	1.6	5.4	4.0
Bank Owned Life Insurance	—	—	—	2.5	—	2.5	2.9

Total	$2.7	$2.9	$2.4	$5.0	$2.4	$13.0	$10.1

[1]	Includes Symetra’s sales of third party mutual funds which were discontinued in 2009. Symetra recognizes fee-based income and does not include sales of this product in account value figures.

Symetra Financial Corporation
4Q 2009 Financial Supplement
Book Value and Adjusted Book Value per Share
(In millions, except per share amounts)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2008
Book value per common share [1]	$12.83	$13.25	$6.84	$1.78	$2.56

Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$15.99	$15.65	$15.18	$14.68	$14.45
Adjusted book value per common share, as converted [3]	$15.23	$14.94	$14.56	$14.13	$13.95

Numerator: [5]
Total stockholders’ equity	$1,433.3	$1,480.5	$763.7	$198.5	$286.2
AOCI [4]	(49.7)	29.8	(642.9)	(1,161.1)	(1,052.6)

Adjusted book value	$1,483.0	$1,450.7	$1,406.6	$1,359.6	$1,338.8

Assumed proceeds from exercise of warrants	218.1	218.1	218.1	218.1	218.1

Adjusted book value, as converted	$1,701.1	$1,668.8	$1,624.7	$1,577.7	$1,556.9

Denominator: [5]
Basic common shares outstanding	92.729	92.729	92.646	92.646	92.646
Diluted common shares outstanding	111.705	111.705	111.622	111.622	111.622

[1]	Book value per common share is calculated based on stockholders’ equity divided by outstanding common shares and shares subject to outstanding warrants, totaling 111,705,199 for the period ending December 31 and September 30, 2009 and totaling 111,622,039 for all other periods.

[2]	Adjusted book value per common share is calculated based on stockholders’ equity less AOCI, divided by outstanding common shares, totaling 92,729,455 for the period ending December 31 and September 30, 2009, and totaling 92,646,295 for all other periods.

[3]	Adjusted book value per common share, as converted gives effect to the exercise of the outstanding warrants and is calculated based on stockholders’ equity less AOCI plus the assumed proceeds from the warrants, divided by the sum of outstanding common shares and shares subject to outstanding warrants, totaling 111,705,199 for the period ending December 31 and September 30, 2009 and 111,622,039 for all other periods.

[4]	Accumulated other comprehensive income (loss) (net of taxes)

[5]	On January 27, 2010, Symetra closed its initial public offering. A total of 25,259,510 primary shares were issued for net primary proceeds of $282.5 million. Shares outstanding on January 27, 2010, after the close of the offering were as follows:

As of January 27, 2010:
Basic shares outstanding	92.729
Primary shares issued	25.260

Subtotal shares outstanding	117.989
Outstanding warrants	18.976

Total shares outstanding	136.965

Symetra Financial Corporation
4Q 2009 Financial Supplement
ROE and Operating ROAE
(In millions)

	Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2008
ROE:
Net income for the twelve months ended[1]	$128.3	$91.3	$42.4	$23.9	$22.1
Average stockholders’ equity [2]	$832.4	$658.0	$561.6	$644.5	$861.8

ROE	15.4%	13.9%	7.5%	3.7%	2.6%

Operating ROAE:
Adjusted operating income for the twelve months ended[1]	$147.9	$146.3	$145.6	$132.6	$122.9
Average adjusted book value[3]	$1,407.7	$1,379.9	$1,359.4	$1,342.1	$1,329.8

Operating ROAE	10.5%	10.6%	10.7%	9.9%	9.2%

[1]	The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.

[2]	Average stockholders’ equity is derived by averaging ending stockholders’ equity for the most recent five quarters.

[3]	Average adjusted book value is derived by averaging ending stockholders’ equity less AOCI, for the most recent five quarters.
Calculation of average stockholders’ equity:
The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2009	2008	2007
Stockholders’ Equity
	Dec. 31,	$1,433.3	$286.2	$1,285.1
	Sep. 30,	1,480.5	560.9	—
	Jun. 30,	763.7	998.8	—
	Mar. 31,	198.5	1,178.1	—

AOCI
	Dec. 31,	$(49.7)	$(1,052.6)	$(12.5)
	Sep. 30,	29.8	(782.8)	—
	Jun. 30,	(642.9)	(349.7)	—
	Mar. 31,	(1,161.1)	(141.9)	—
Reconciliation of adjusted operating income:
The following data in connection with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended June 30, 2009 and March 31, 2009.

	Three Months Ended
	Sep. 30,	Jun. 30,
	2008	2008
Net income	$(4.8)	$28.5
Less: Net realized investment losses (net of taxes)	(41.8)	(4.2)
Add: Net realized and unrealized investment losses on FIA options (net of taxes)	—	(0.4)

Adjusted operating income	$37.0	$32.3